Salona Global Medical Device Corporation Announces $4 Million Bought Deal Private Placement

San Diego, California - January 27, 2022 - Salona Global Medical Device Corporation (the "Company" or "Salona") (TSXV: SGMD), is pleased to announce that it has entered into an agreement with a syndicate of underwriters (collectively the "Underwriters") pursuant to which the Underwriters have agreed to purchase for resale, on a bought deal private placement basis an aggregate of 7,280,000 units ("Units") at a price of $0.55 per Unit (the "Issue Price") for aggregate gross proceeds to the Company of $4,004,000 (the "Offering"). In addition, the Company has granted the Underwriters an option, to purchase up to an additional 1,092,000 Units, for additional gross proceeds of up to $600,600, exercisable in whole or in part at any time up to 48 hours prior to the closing date of the Offering. The Units will be offered primarily to established institutional investors with the intended purpose of engaging capital market participants.

Each Unit will consist of one common share in the capital of the Company (each, a "Common Share") and one Common Share purchase warrant (each, a "Warrant").  Each Warrant will be exercisable to acquire one common share for a period of 36 months following closing of the Offering at an exercise price of $0.70 per share.

The Company intends to use the net proceeds of the Offering for working capital and general corporate purposes.

The Offering is expected to close on or about February 15, 2022 and is subject to certain conditions including, but not limited to, the receipt of all necessary approvals, including the approval of the TSX Venture Exchange.

The securities to be offered have not been registered under the Securities Act of 1933, as amended, (the "Securities Act"), or any state securities laws; and unless so registered, the securities may not be offered or sold in the United States absent an applicable exemption from, or a transaction not subject to, registration requirements of the Securities Act and applicable state securities laws. The Units are being offered and sold only to qualified institutional buyers in the United States pursuant to an exemption from the registration requirements of the Securities Act and outside the United States in compliance with Regulation S under the Securities Act.

This press release is being issued pursuant to Rule 135c under the Securities Act and is neither an offer to sell nor a solicitation of an offer to buy the Units or any other securities and shall not constitute an offer to sell or a solicitation of an offer to buy, or a sale of, the Units or any other securities in any jurisdiction in which such offer, solicitation or sale is unlawful.

For more information please contact:

Les Cross
Chairman of the Board and Interim Chief Executive Officer
Tel: 1 (800) 760-6826
Email:  Info@Salonaglobal.com

Additional Information

There can be no assurance that any transaction (including the Offering) will be completed or the timing of any transactions. Completion of any transaction will be subject to completion of due diligence, the negotiation and execution of definitive agreements, the satisfaction or waiver of closing conditions, and applicable director, shareholder and regulatory approvals.

Readers are cautioned that the financial information disclosed herein is unaudited and derived as a result of the Company's due diligence, including a review of historical financial statements and other financial documents.

Neither the TSXV nor its Regulation Services Provider (as that term is defined in the policies of the TSXV) accepts responsibility for the adequacy or accuracy of this release.

Certain statements contained in this press release constitute "forward-looking information" within the meaning of the Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws. These statements can be identified by the use of forward-looking terminology such as "expects" "believes", "estimates", "may", "would", "could", "should", "potential", "will", "seek", "intend", "plan",  and "anticipate", and similar expressions as they relate to the Company, including: the size of the Offering, the timing for completion of the Offering and the use of the proceeds of the Offering. All statements other  than statements of historical fact may be forward-looking information. Such statements reflect the Company's current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions, including: acquisitions by the Company achieving results at least as good as their historical performances; the Company receiving all necessary approvals for the Offering; all conditions to closing the Offering being satisfied or waived; and the Company successfully identifying, negotiating and completing acquisitions, including accretive acquisitions. Salona cautions that the  forward- looking statements contained herein are qualified by important factors that could cause actual results to differ materially from those reflected by such statements. Such factors include but are not limited to the general business and  economic conditions in the regions in which Salona operates; Salona not receiving the necessary approvals to close any proposed acquisition; the ability of Salona to execute on key priorities, including the successful completion of acquisitions, business retention, and  strategic plans and to  attract, develop and retain key executives; difficulty integrating newly acquired businesses; the  ability  to  implement business strategies and pursue business opportunities;  disruptions in or  attacks  (including  cyber-attacks) on Salona's information technology, internet, network access or other voice  or data  communications systems or services; the evolution of various types of fraud or other criminal behavior to which Salona is exposed; the failure of third parties to comply with their obligations to Salona or its affiliates; the impact of new and changes to, or application of, current laws and regulations; granting of permits and licenses in a highly regulated business; the overall difficult litigation environment, including in the United States; increased competition; changes in foreign currency rates;  increased  funding  costs and market  volatility due to market illiquidity and competition for funding; the availability of funds and resources to pursue operations; critical accounting estimates and changes to accounting standards, policies, and methods used by Salona; the occurrence of natural and unnatural catastrophic events and claims resulting from such events; and risks related to COVID-19 including various recommendations, orders and measures of governmental authorities to try to limit the pandemic, including travel restrictions, border closures, non- essential  business  closures,  quarantines,  self-isolations,  shelters-in-place  and  social  distancing, disruptions to markets, economic activity, financing, supply chains and sales channels, and a deterioration of general economic conditions including a possible national or global recession; as well as those risk factors discussed or referred to in Salona's disclosure documents filed with United States Securities and Exchange Commission and available at www.sec.gov, and with the securities regulatory authorities in certain provinces of Canada and available at www.sedar.com. Should any factor affect Salona in an unexpected  manner, or should  assumptions underlying the  forward-looking information  prove  incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward- looking information is expressly qualified in its entirety by  this cautionary statement. Moreover, Salona does not assume responsibility for the accuracy or completeness of such forward-looking information. The forward-looking information included in the investor call is made as of the date of the investor call and Salona undertakes no obligation to publicly update or revise any forward-looking information, other than as required by applicable law.